UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CME GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following information was distributed or made available on after April 9, 2012 by the Class B-1 nominee, Jeffrey M. Bernacchi:

Letter to Shareholders:

Jeffrey M. Bernacchi

141 W. Jackson Blvd.

Suite 3850

Chicago, IL 60604

O: 312-235-0000

C: 847-732-5837

JMB@FuturesRoute.com

Jeff.Bernacchi@CMEGroup.com

Dear CME Member and Class B-1 Shareholder,

Thank you for the support you’ve shown during my first term on the CME Group Board. I’m requesting your vote to continue my work as your Class B-1 Share Director. As an active trader with five CME Group exchange memberships and 12,030 shares of CME Group Class A common stock, you can be sure my interests are well aligned with yours. My 33 years of membership and experience in many aspects of our industry should give you confidence that I have the knowledge and skills to be effective as your elected CME Group Board Director.

As promised, I’ve remained accessible and open to the input of our membership during this first term. I’ve had the opportunity to forge constructive working relationships with a broad cross-section of CME Group employees, Management Team members, and fellow Board Members. Our board has entrusted me with the responsibility of Audit Committee membership (where I am the sole industry director) to help assure our board and shareholders that reported financials accurately reflect the business results of CME Group.

A weak economy, PE contraction, regulatory changes, potential tax changes, and the failure of MF Global have presented CME Group with far more challenges than we would have hoped for over the last three years. Challenges remain. Yet I have been fortunate to have been able to support our Management Team in many successful initiatives. At the same time, I have not shied away from expressing different perspectives and raising questions when it’s been important to do so. With first-term experience under my belt, I expect to be even more effective in a second term. I welcome your comments and look forward to working with you to secure our future success as members and shareholders of CME Group.

To review a convenient summary of my background and qualifications, as well as view a video statement, please see the campaign website, www.CMEvote.com. The website also contains a link to the Proxy Vote web site where you can conveniently cast your CME vote online using the control number included in your proxy materials. Thank you for your support.

Regards,

Jeff Bernacchi,

CME Group Board of Directors Candidate

www.CMEvote.com

*   *  *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Emails to Shareholders:

Name,

The Annual Meeting of CME Group Shareholders will be held on May 23, 2012. You or your firm should receive your proxy ballots by mail or email soon after April 13, 2012.

As a current CME Group director and Class B-1 Share candidate, I invite you to take a moment to review my letter to members below and view a video message posted at www.CMEvote.com, a website that also includes my industry qualifications, and a link to the Proxy Vote website. Please note that due to SEC filing requirements, I am unable to discuss campaign issues via email, but I invite you to call me with any questions or comments at 847-732-5837.

If you do not receive your proxy materials by the end of April, please contact:

Beth Hausoul, Associate Director, Shareholder Relations and Membership Services

phone: 312-930-3484, email: Elizabeth.Hausoul@CMEGroup.com.

Thank you for responsibly exercising your vote.

Regards,

Jeffrey M. Bernacchi

141 W. Jackson Blvd.

Suite 3850

Chicago, IL 60604

O: 312-235-0000

C: 847-732-5837

JMB@FuturesRoute.com

Jeff.Bernacchi@CMEGroup.com

Dear CME Member and Class B-1 Shareholder,

Thank you for the support you’ve shown during my first term on the CME Group Board. I’m requesting your vote to continue my work as your Class B-1 Share Director. As an active trader with five CME Group exchange memberships and 12,030 shares of CME Group Class A common stock, you can be sure my interests are well aligned with yours. My 33 years of membership and experience in many aspects of our industry should give you confidence that I have the knowledge and skills to be effective as your elected CME Group Board Director.

As promised, I’ve remained accessible and open to the input of our membership during this first term. I’ve had the opportunity to forge constructive working relationships with a broad cross-section of CME Group employees, Management Team members, and fellow Board Members. Our board has entrusted me with the responsibility of Audit Committee membership (where I am the sole industry director) to help assure our board and shareholders that reported financials accurately reflect the business results of CME Group.

A weak economy, PE contraction, regulatory changes, potential tax changes, and the failure of MF Global have presented CME Group with far more challenges than we would have hoped for over the last three years. Challenges remain. Yet I have been fortunate to have been able to support our Management Team in many successful initiatives. At the same time, I have not shied away from expressing different perspectives and raising questions when it’s been important to do so. With first-term experience under my belt, I expect to be even more effective in a second term. I welcome your comments and look forward to working with you to secure our future success as members and shareholders of CME Group.

To review a convenient summary of my background and qualifications, as well as view a video statement, please see the campaign website, www.CMEvote.com. The website also contains a link to the Proxy Vote web site where you can conveniently cast your CME Group vote online using the control number included in your proxy materials. Thank you for your support.

Regards,

Jeff Bernacchi,

CME Group Board of Directors Candidate

www.CMEvote.com

*   *   *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Letter to Shareholders:

March 14th, 2012

“My word is my bond.” For over a century, these five simple words have served as the tie that holds the exchange together. Trust and integrity are the backbone of this organization and no one knows that better than Jeff Bernacchi. Since 1979, Jeff has been an active member of the Chicago Mercantile Exchange. From his first exchange job as a Heinold Commodities’ runner, Jeff has never shied away from trying to make a difference. He was a pioneer in trading the Certificate of Deposit and Eurodollar contracts and one of the first E-Mini S&P traders. An early adopter of trading floor technology, he continues to actively trade our markets from his office in the CBOT building.

Jeff gave the membership his word when he agreed to serve as our Class B-1 director. As our Class B-1 director, he continuously raised awareness of issues relating to the membership community. His commitment to the shareholders was clear from the start when he chose to serve on CME Group’s very demanding audit committee. We believe Jeff has increased a positive dialogue between members and management. In addition, he consistently encouraged exchange management to listen, learn, and utilize our vast pool of market expertise.

We the undersigned are longtime members of CME and victims of the MF Global bankruptcy. During that stressful time one individual was regularly available to listen, connect us with the proper exchange resources, and relay our concerns back to exchange management. This trader’s gold badge has the letters JMB—Jeff Bernacchi. Jeff did not clear MF Global, but he still made himself available to us each day because of the care, concern and responsibility he feels towards the CME and its membership. Jeff provided us constant assistance during a time of crisis and followed the creed of this exchange, “my word is my bond”, for which we all should be grateful.

I ask you to join us in reelecting Jeff Bernacchi to the Board of Directors of CME Group.

*   *   *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Web site:

Why Jeff Bernacchi?

Click the PLAY Arrow to Hear Jeff’s Message and Click the Lower Right Corner of the Image to Enlarge the Video to Full Screen Size

Jeff’s Professional Background

EXCHANGE MEMBERSHIP

Current Exchange Equity Membership: CME, CBOT, NYMEX

1979-Present: CME (1979-1994, IMM; 1994-Present, CME)

1992-Present: IDEM division of CBOT

2000-Present: AM division of CBOT

2007-Present: NYMEX

2008-Present: Full CBOT

12,030 CME Shares Currently Owned

Past Exchange Memberships: SIMEX, CBOT, COMEX

1984-1987: SIMEX

1986-1987: AM and IDEM divisions of CBOT

1991-1992: COMEX

EDUCATION

MBA 1982 (Finance), University of Chicago Graduate School of Business (renamed “Chicago Booth”, as of 2008), Chicago, IL

BA 1979 (Economics), DePauw University, Greencastle, IN

Corporate Governance Certificate Courses Completed:

2009 NACD Corporate Director Institute—Director Professionalism

2010 Northwestern University Kellogg School of Management—Corporate Governance—Effectiveness and Accountability in the Boardroom

2011 Harvard Business School—Making Corporate Boards More Effective

2011 Harvard Business School—Audit Committees in a New Era of Governance

EXCHANGE BUSINESS BACKGROUND

2009-Present

Board Director, CME Group, Inc.

Audit Committee (2010—Present)

1979-Present

Chicago Mercantile Exchange Member

Trade for own accounts in most exchange products. At various times served on the following CME committees: Arbitration, Ethics, Floor Communications, Membership Structure (Ad Hoc), Pit (Eurodollar), and Upper Trading Floor Design.

1980-Present JMB Trading Corp.

100% Stockholder

Proprietary Trading and Trading Services

2006-Present Breakwater Trading, LLC.

Subordinated Lender and Assignor of Membership and CME Shares

2008-Present Celeritas Capital, LLC.

Managing Member, 50% Ownership

Proprietary Research, Software Development

2010-Present

TradeForecaster Global Markets

Assignor of Membership

1999-2010

FuturesRoute, Inc. (Futures Market Consulting), Chicago, IL

50% Stockholder

Consulted regarding all phases of futures brokerage business at TerraNova Financial Group, LLC., a Chicago, IL based FCM and Broker-Dealer. Registered as an AP of Terra Nova Financial Group, LLC during these years and as a Principal of FuturesRoute, Inc., a registered IB.

1998-2008 Bernacchi Trading

Owner

Traded, trained, and managed a small proprietary trading group in equity index futures. Pioneered use of hand held controllers and keyboard emulators.

1993-1998 Bernacchi-Casey Trading / Bernacchi-Casey Brokerage

Partner

Traded, trained, and co-managed small proprietary trading group and brokerage group in interest rate futures. Pioneered pit use of both FM and telephone headset technologies. Installed first phone bridge at CME used by floor brokers.

Home

If You’ve Received Your Voting Materials And Have Your Control Number, Please...

Jeff’s Broad Range of Exchange Related Qualifications

•	CME Board Director since 2009 CME Board Audit Committee

•	CME equity member and owner of 12,030 CME Class A shares

•	NYMEX equity member, CBOT equity member, AM equity member, IDEM equity member

•	Current lessor and former lessee of memberships

•	Current and former assignor of memberships and CME Group Class A shares to member firms

•	Current Globex trader and former floor trader and principal of a floor trading group

•	Former AP of an FCM

•	Former principal of an IB

•	Former filling floor broker and former principal of a floor broker group

Website Ownership

This website is operated by Jeffrey M. Bernacchi for purposes of soliciting votes in connection with the 2012 annual meeting of the CME Group Inc. The site is not sponsored or endorsed by CME Group Inc.

If You’ve Received Your Voting Materials And Have Your Control Number, Please…

Your Vote Counts. Vote TODAY!

Jeff’s Contact Information

Jeff Bernacchi

141 W. Jackson Blvd.

Suite 3850

Chicago, IL 60604

C: 847-732-5837

O: 312-235-0000

JMB@FuturesRoute.com

Jeff.Bernacchi@CMEGroup.com

Legal Notice

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Transcript of Video Posted to Web site:

CME Group Board 2012 Election Video Script

(Background: 20 S Wacker Dr., Lobby)

(Bottom Banner showing: “1st term CME Group Board Member, Equity CME, CBOT, NYMEX member, Owner of 12,030 CME Group Class A shares”)

I’m Jeff Bernacchi. In 2009, I asked you, the members of the CME, to support me as a fresh voice on the CME Group, Board of Directors. You responded, and charged me with a responsibility that I’ve taken to heart. I have worked hard, and brought to our Board the perspective of a successful businessman, multiple membership owner, active trader, and shareholder at the corporate equity member level. I have actively shared our perspectives and not shied away from raising good questions when it’s been important to do so.

(Background: CME logo and sources of Corporate Governance Certificates)

(Bottom Banner showing: “MBA, University of Chicago, Corporate Governance Certificates: National Association of Corporate Directors, Northwestern Kellogg School of Management, Harvard Business School.”)

I’ve enhanced my corporate governance credentials by completing certificate programs from the National Association of Corporate Directors, as well as corporate governance effectiveness programs at Northwestern Kellogg School of Management and the Harvard Business School.

(20 S Wacker, west side logo background, listing: “Current Active Trader, Corporate Equity Member

Firm Assignor, Lessor of Memberships. Former Principal of an IB, AP of an FCM, Principal of a

Trading Group, Principal of a Broker Group”)

With my broad industry background, and the experience gained during my first term on our board, I look forward to being an ever more effective voice in a second term.

(Background: 20 S Wacker Dr., West side)

(Series of Attributed News Headlines Reading: “Debt and Deleveraging: The global credit bubble and its economic consequences (Updated analysis), Are Lower 60/40Tax Rates in Jeopardy?, Lawmakers to Propose Transaction Tax for Financial Firms Modeled on Europe, MF Global Sows Winter of Discontent for CME, CME Raises MF Global guarantee payment to $550 million, The lessons of MF Global’s collapse, To Our CME Trading Community: we also believe we can retain the confidence of market users, We Believe We Can, CME, others form committee to prevent future MF Globals”)

As the economy has endured a multi-year de-leveraging cycle, we have not been immune to fallout. Unfortunately, the failure of MF Global is an event we don’t want to see repeated. We are challenged to increase the level of trust in the safety of our markets. By listening to the concerns and needs of our members and market users, we can, and will, earn and increase this trust. This is not the first difficult period we’ve emerged from, improved and stronger. We will do so again.

(Background: Trading Floor)

(Bottom Banner showing: Non-US Volumes Grew 16% in 2011, Non-US Customer Revenues Grow to

More than $550 Million)

Despite the challenges we encountered in 2011, we saw progress in many parts of our international growth strategy and increased interest in CME membership from non-US sources. We are seeing accelerating growth in cleared volumes of interest rate swaps and credit default swaps.

(Bottom Banner or Background showing: 2012 Quarterly Dividend Increased to $2.23 per Share, Additional First Quarter 2012 Annual Variable Dividend of $3.00 per Share, Chart of CME Stock Price)

CME Group’s revised dividend policy has stimulated investor interest in our stock and puts more resources back in the hands of member and member-firm shareholders.

(Background: Chicago river/skyline view)

As a B-Share owner, you have the right to elect directors to CME Group’s board. Please exercise this right of your B Share and vote your proxy before the Annual Meeting on May 23rd. Thank you for your vote and support. I promise you my continued commitment.

(Voice Over Image of “Vote for a Director Who Measures Up” ruler)

A shortened version of the video message I posted in 2009 now follows. Since that time, I have not wavered in my dedication to our markets, our membership, and CME Group shareholders. Thank you.

Edited Segments of My 2009 Video Message Follow:

(Standing at Office Windows)

(Bottom Banner showing: “Jeff Bernacchi, CME Member, CME Group Board of Directors”)

Hi. I’m Jeff Bernacchi. I’m seeking your vote to be your Class B-1 representative to the CME Group Board of Directors.

(Bottom Banner showing: “Equity CME member, Owner of 12,030 CME Group Class A shares, Equity NYMEX member, Equity CBOT member, Equity AM member, Equity IDEM member”)

I hope to bring my broad experience and endless passion for our exchange and our membership to my work as a director of our Board.

I believe in the importance of maintaining the lowest clearing rates possible for members and member firms.

I’d like to see improved communication between the board and our membership.

(Trading floor)

(Bottom Banner showing: Former Filling Broker and Principal of a Broker Group, Trader and Former Principal of a Trading Group, A Lessor and Lessee of Memberships, Pit and Electronic Trader)

I know that the success of the CME Group depends upon the success of all our groups of stakeholders. Customers, Shareholders, FCMs and brokers, Corporate Equity Members and proprietary trading groups, individual traders, both on and off the floor, lessors and lessees all must find value in their relationship with our exchanges. No one group can thrive if we don’t all thrive.

(Sitting in front of my trading screen and in FCM office)

(Bottom Banner showing: “Currently Trading from Office, Former Principal of an IB, Former AP of an FCM)

While I currently trade my own accounts from my office, I have been the principle of an IB and AP of an FCM. And I have personally performed many of the roles our members play. I believe I can fairly represent your multiple interests and perspectives.

(Trading floor)

My enthusiasm for our exchange has existed from the time I first saw it from the visitors’ gallery at age 17.

(Bottom Banner showing: “MBA, University of Chicago, Graduate School of Business, 1982”)

After two summers clerking on the trading floor, I enrolled in the MBA program at the University of Chicago. I began my career full-time at the CME in December 1978.

(Standing at Office Windows)

(Bottom Banner showing: JMB@FuturesRoute.com)

Please, contact me with any question or concerns you have. Thank you for watching this video and thank you for your vote.

(Campaign Button:

“Vote JMB

Jeff Bernacchi

Board of Directors

CME B-1

Vote by May 23”)

Other Materials:

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following information was distributed or made available on after April 9, 2012 by the Class B-1 nominee, Gary T. Lark:

Letter to Shareholders:

GARY THOMAS LARK

(GTX)

April, 2012

Dear Fellow Member

I am a candidate for the CME Group B-1 Director in the May 2012 election. This letter is a humble request for your support and your vote. My pledge is to work for the betterment of the entire Exchange, bringing the perspective of an active member of the trading floor community, along with extensive and varied experience in the commodity futures industry.

I have had the opportunity to participate in CME’s growth for nearly forty years. My first employment at CME was an interim job as a board marker. I fully understand that my success has been tied to the Exchange’s success and that the Exchange’s success is attributable in large measure to its embracing change, innovation and technology. It has advanced from chalk to the luminescent Ferranti-Packard boards to CME Globex’s unimaginable bandwidth and distribution. Over this time I have also seen new products and the increases in trade volumes and open interest. I wholly supported becoming a publicly-traded entity and then joining with the CBOT and NYMEX efforts which have significantly boosted overall competitive strength. With our growth ever larger challenges are presented.

It is impossible to cogently speak to the challenges facing our institution in one election letter. However, I can express a strong belief that those challenges are best confronted with the participation of an active member of the B-Share trading community. A community that provides vital risk-taking liquidity and essential customer execution services. A member of the CME Group board of directors who has known the future’s industry looking out from the pits and in from the corporate meeting rooms. A board member who has used our markets to hedge risk as well as to assume it. A board member who can bring to the table a measured voice and the viewpoint of a community integral to the Exchange’s continued success.

Those who know me, know my independence and that I value the informed opinions of my fellow members. I ask for your consideration and your support. A short bio is provided below.

Thank you and best regards,

Gary T. Lark

BIO: After graduating from the University of Illinois with an eye toward law school, I took an interim job as a CME board marker. I was immediately absorbed by the energy of the trading floor and interim became permanent. I clerked for a bit and then spent a few years as a livestock market news reporter for the Knight-Ridder news organization. From their assistant bureau chief I became a market analyst and CME member with Smith Barney, then livestock risk manager with Continental Grain Company. This led to a position as vice-president in charge of risk management with Granada Corporation, at the time the largest cattle feeding/raising entity in the world. In time I returned to the trading floor as an independent trader with a commercial book. In the mid-to-late 80’s I directed the cash and futures livestock profit center for Drexel Burnham Lambert. I departed some months before they succumbed to their larger financial struggles. Since 1990, I have been solely an independent trader and market advisor/executing broker for independent and multi-national commercial users of futures markets. My extensive CME committee service includes Business Conduct and Probable Cause.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following information was distributed or made available on after April 9, 2012 by the Class B-1 nominee, Gerard M. Shannon:

Letter to Shareholders:

Dear Fellow Shareholders,

I am confident that the future of CME Group holds tremendous opportunity for all of us – as individuals and collectively – to thrive.

However, capitalizing on tomorrow’s opportunities means facing the challenges of today. I believe we have to be both realistic and optimistic. And we have to accept that acting boldly in the best interest of everyone is the best way for each of us to prosper.

Please take a moment to review my approach, as your CME Group Class B-1 Board Nominee, for moving us forward into a more secure and lucrative future:

1)	Increasing Shareholder Value: A Two-Pronged Strategy –
a.	Overall Class A and B-Share Value: Adhere more stringently to a core business model that will drive the volume of contracts traded and consequently drive up revenue. This should lead to an increase in the value of both Class A Shares and B Shares.

b.	Individual B-1 Shareholders/CME Members: Become more creative and aggressive in looking for ways to increase demand for our trading memberships. For example, we could generate better dialogue between members who want to lease their memberships and those in the CME community who have the ability to help them.

2)	Combating Competitive Threats: Playing Offense and Defense –
a.	Increased Regulation: Become hyper-vigilant in understanding and strictly adhering to new regulatory requirements – steering clear of violations and ensuring daily productivity is uninterrupted.

b.	Competing Exchanges: Work to maintain CME Group’s status as the leading and most diverse derivatives marketplace by understanding what rival exchanges do better and rising to the challenge to create a superior environment for investors and customers.

3)	Bridging the Open Outcry/E-Trade Gap: A Focus on Our Collective Future – Acknowledge the critical role of open outcry within the CME Group community, and be realistic about the fact that volume is moving to the screen. We cannot stop this. Rather, we should recognize that profitability for every CME stakeholder lies in quickly embracing and capitalizing upon the rapidly evolving electronic future of the exchange.

4)	Restoring Market Confidence: Communicating with Customers– Establish proactive, consistent dialogue with customers. Assure them that specific measures have been put in place to increase transparency and maintain the integrity of segregated funds. Once we bring customers back to the table, liquidity and confidence will improve.

5)	Advocating for Diverse Board Representation: A Voice for Everyone – Make sure that the Principal Trading Group segment of the exchange, which is responsible for driving a significant percentage of the exchange’s volume, has a voice on the Board. Currently, independent and open outcry traders have a voice. PTG does not. In the interests of fairness and profitability, this important constituency must have a place at the table.

My ideas have been shaped by extensive conversations with you coupled with my deep experience as both a floor and electronic trader for almost three decades.

I began my trading career in 1893, and became a member of the exchange in 1984. I founded GMS Trading Corp in 1985, trading actively on the floor, and in 2003 became an early practitioner of incorporating electronic trading as an alternative venue for my trading activities. I also was a partner with Mercury Marketplace LLC from 2008 to 2010.

Since 2010, I have served as a managing member and partner of Geneva Trading USA, LLC, a 106-J corporate equity member firm. As a partner with Geneva Trading, I continue to use both electronic and floor venues to support Geneva’s business. I also have served on numerous functional committees at the Exchange

If elected to be your Class B-1 Board member, I will continue to ask for your ideas, listen to your ideas and convey them to the Board. And I will welcome open, honest and frequent conversation with you about our future as shareholders and my role as a fiduciary of one of the most vaunted and historic exchanges in the world.

Warm Regards,

Gerard Shannon

CME Group B-1 Board Nominee

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Web site:

THE SHANNON PLATFORM

I am confident that the future of CME Group holds tremendous opportunity for all of us – as individuals and collectively – to thrive.

However, capitalizing on tomorrow’s opportunities means facing the challenges of today. I believe we have to be both realistic and optimistic. And we have to accept that acting boldly in the best interest of everyone is the best way for each of us to prosper.

Please take a moment to review my approach, as your CME Group Class B-1 Board Nominee, for moving us forward into a more secure and lucrative future:

6)	Increasing Shareholder Value: A Two-Pronged Strategy –
a.	Overall Class A and B-Share Value: Adhere more stringently to a core business model that will drive the volume of contracts traded and consequently drive up revenue. This should lead to an increase in the value of both Class A Shares and B Shares.

b.	Individual B-1 Shareholders/CME Members: Become more creative and aggressive in looking for ways to increase demand for our trading memberships. For example, we could generate better dialogue between members who want to lease their memberships and those in the CME community who have the ability to help them.

7)	Combating Competitive Threats: Playing Offense and Defense –
a.	Increased Regulation: Become hyper-vigilant in understanding and strictly adhering to new regulatory requirements – steering clear of violations and ensuring daily productivity is uninterrupted.

b.	Competing Exchanges: Work to maintain CME Group’s status as the leading and most diverse derivatives marketplace by understanding what rival exchanges do better and rising to the challenge to create a superior environment for investors and customers.

8)	Bridging the Open Outcry/E-Trade Gap: A Focus on Our Collective Future – Acknowledge the critical role of open outcry within the CME Group community, and be realistic about the fact that volume is moving to the screen. We cannot stop this. Rather, we should recognize that profitability for every CME stakeholder lies in quickly embracing and capitalizing upon the rapidly evolving electronic future of the exchange.

9)	Restoring Market Confidence: Communicating with Customers– Establish proactive, consistent dialogue with customers. Assure them that specific measures have been put in place to increase transparency and maintain the integrity of segregated funds. Once we bring customers back to the table, liquidity and confidence will improve.

10)	Advocating for Diverse Board Representation: A Voice for Everyone – Make sure that the Principal Trading Group segment of the exchange, which is responsible for driving a significant percentage of the exchange’s volume, has a voice on the Board. Currently, independent and open outcry traders have a voice. PTG does not. In the interests of fairness and profitability, this important constituency must have a place at the table.

My ideas have been shaped by extensive conversations with you coupled with my deep experience as both a floor and electronic trader for almost three decades.

If elected to be your Class B-1 Board member, I will continue to ask for your ideas, listen to your ideas and convey them to the Board. And I will welcome open, honest and frequent conversation with you about our future as shareholders and my role as a fiduciary of one of the most vaunted and historic exchanges in the world.

Gerard Shannon

CME Group B-1 Board Nominee

Video Script from Web site:

“I remember that day in 2000 like it was yesterday.

(TITLE CARD: Gerard Shannon: 28 Years as a Floor and Electronic Trader)

CME leaders Jack Sandner and Leo Melamed called all the floor traders together to talk about the question on all of our minds: would electronic trading mean the end of open outcry – and, consequently, the end of our careers?

(TITLE CARD: Combating Competitive Threats)

I recall that Jack and Leo said this moment was an inflection point for both the trading community and the CME. They urged us to embrace it, not be afraid of it. Twelve years later, as I look back on the strategic decisions I made to adapt, I’m extremely grateful for their advice. I also believe it’s still 100% relevant.

(TITLE CARD: Bridging the Open Outcry/E-Trade Gap. Advocating for Diverse Representation.)

I believe that no one who accepts the challenges of this exciting new era is going to be left behind. And everyone who embraces change should be able to share in the continued growth and prosperity that lies ahead for the exchange.

(TITLE CARD: Restoring Market Confidence. Increasing Shareholder Value.)

I believe this. And as a member of the CME Group B-1 Board of Directors, I will work to make it happen.” (TITLE CARD: Gerard Shannon. For An Open Exchange.)

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following information was distributed or made available on after April 9, 2012 by the Class B-2 nominee, Yra G. Harris:

Letter to Shareholders:

YRA G. HARRIS

847.738.8414	yrah53@gmail.com

Dear Fellow IMM Members and Class B-2 shareholders:

As a previous sitting board member (1997-2003), I am well aware of the commitment demanded of a CME Group board member. It is with this knowledge that I enter the current election, seeking your support. The wide range of roles I have assumed over the last 35 years as an active member of CME has given me a broad perspective on what is really required to serve the shareholders, members and clients of CME Group Inc. I have been a floor trader, risk manager, CTA, order filler, committee member and chair of nominating and various disciplinary and strategic planning committees.

I would like to return as a board member of CME Group for the following reasons. Based on my extensive background in the realm of global macro trading, I bring an in depth knowledge of trading in financial instruments, foreign currencies, global equities and commodities. My experience as a foreign exchange arbitrageur has provided me with a strong working knowledge of currency cash markets. I have attained a measure of expertise in the global bond markets and the prime broker system through my experience as a portfolio manager at a New York hedge fund. I also bring regulatory experience from sitting on a CFTC oversight committee from 1992 to 1997. I believe this experience in particular, has provided me with an inside, practical understanding of CFTC decision-making as well as the ability to analyze problems that occur when regulation fails. I am confident this insight would serve the CME Group board well in sorting through the maze of regulatory issues that are certain to arise in the post Dodd-Frank era.

As the 2007-2008 economic crises fades, the near future is going to present CME Group with many new opportunities and challenges. With the enhanced capital requirements the banking industry is going to have to meet, our members and market makers less restrictive cost of capital should provide them with a great advantage. In addition, I believe the anticipated winding down of the Federal Reserve’s zero interest rate policy will increase the need for liquid and transparent hedging mechanisms leading to increased volume in CME Group’s interest rate contracts. Furthermore, as Terry Duffy, said in a February 16, 2012 interview on CNBC, he believes the foreign currency markets offer CME Group a great growth opportunity. I concur with this vision and believe I have a unique skill set to bring this growth to fruition.

We have many opportunities and challenges ahead of us and I believe I have the knowledge and vision to help CME Group make the most of these opportunities and resolve the simultaneous challenges.

I would appreciate your vote in the upcoming IMM Class B-2 director election. Thank you for your consideration.

Sincerely,

Yra G. Harris

Yra G. Harris (YRA)

Owner

•	Exchange memberships

International Monetary Market

AM seatholder at the Chicago Board of Trade

•	Committee experience

Chairman Foreign Exchange committee

Chairman IMM nominating committee

Chairman Financial Instrument Oversight

Vice-chairman of Strategic Planning

IMM divisional vice-chairman of Pit committee

EFP Rule

GLOBEX Screen design and Technology

GLOBEX Oversight

Floor committee for Advanced Communications

Served on CFTC Financial Products Advisory committee under Ms Sheila Bair

And Commissioner Brooksley Born (1993-1997)

CME Board member (1997-2003)

•	Business Experience

Independent trader and currency arbitrageur for 23 years

Commodity trading advisor (1986-1988, 1991-1993)

Independent order filler (various pits)

Portfolio Manager at Solaris Capital (2006-2007)

Global Macro trader for 35 years

•	Community Service

Recipient of the St. Vincent De Paul Center Fleur-de-lis award for helping the poor

Chairman of Little City Foundation Golf committee (1988-1999)

•	Education

B.A. in Political Science, University of Illinois- Urbana (1975)

M.A. in Political Science, University of Wisconsin – Madison (1976)

•	Family

Age 58

Father of four

Married for 31 years

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following information was distributed or made available on after April 9, 2012 by the Class B-2 nominee, Patrick J. Mulchrone:

Letter to Shareholders:

Patrick J. Mulchrone

Member, CME, IMM, IOM, GEM

April 2, 2012

Class B-2 Member

Chicago Mercantile Exchange

Chicago, IL

RE: Request for your VOTE in upcoming board election

Dear Fellow Member,

I am honored to be nominated by your Class B-2 Nominating Committee in the upcoming election and will pursue the position to represent you as a CME Group shareholder. Therefore, I appeal to you for your vote and support.

To be a successful Class B director, an individual should possess a history of board leadership, industry knowledge and success, financial interest in the corporation, as well as the time and commitment level. Given my background, I am a solid candidate to represent you:

BOARD LEADERSHIP

•	Board Member, Chicago Mercantile Exchange 1991-2001

•	Second Vice Chairman, Chicago Mercantile Exchange 1993-1997

•	Board Member, Standard Bank & Trust Company ($2.1B Assets) 2001—Current

•	Executive Committee Member
•	Compensation Committee Chair

INDUSTRY EXPERTISE

•	Member, CME 1980-present

•	Founding Member, Advantage Futures, LLC 2003 – Current

•	2011 exchange fees paid to CME over $55 million

•	Founding Member, Buttonwood Group Trading, LLC 2008 – current

•	106J Proprietary Clearing Firm

•	Vice Chairman, Political Action Committee (PAC) – CME 1986 – current

FINANCIAL INTEREST

•	Class B1, B2, B3 Shareholder/Member

•	Class A Shareholder

•	Four Immediate family-members are Class B-2 Shareholders

My interests in CME and yours are mutual in every sense of the word and I pledge to represent all shareholders as I would want to be represented. I have always offered my opinion in the best interest of the stakeholders and will continue to do so. Your nominating committee has faith in me and it is my hope that you will also.

Thank you in advance for your vote and support in the upcoming board election. It will be my honor to be your Class B-2 director of CME Group, Inc.

Best Regards,

Patrick J. Mulchrone,

Board Member Nominee—Class B-2 Membership

pmulchrone@bgtradingllc.com

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 23, 2012. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following information was distributed or made available on after April 9, 2012 by the Class B-2 nominee, David J. Wescott:

Letters to Shareholders:

141 W. Jackson Suite 1404	P: 312.604.6114
Chicago, Illinois 60604	F:312.604.6118

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve you for the past nine years as your representative on the Board of Directors. This past year has been challenging with the unprecedented financial turmoil in the equity and credit markets, regulatory and legislative issues, and the collapse of MF Global.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds and investors. Our diverse product mix will allow CME Group to lead the way when the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•

Proprietary Group Trading- We need to continue to promote our ability to grow organically. Proprietary Trading Groups accounted for a lot of the exchange’s liquidity the past few years, but more growth is still needed.

•	Funds: Hedge and Mutual Funds- Market to hedge and mutual funds our transparency and central counter party clearing to restore confidence in the financial markets to their clients.

•

Global Positioning- Through our Strategic Partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products. In 2011, we reached record levels of non-U.S. electronic trading revenues estimated at more than $550 million. (See attachment “Creating Global Demand”).

•

Legislative Issues- More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the congressional visits through the past years. The transaction tax, the regulatory agencies mergers, the allegations of speculators causing volatility and the threat of losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees, have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving this exchange. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely,

David J. Wescott (COT)

(CREATION OF GLOBAL DEMAND FOR CME

GROUP PRODUCTS AND MEMBERSHIP

INTERESTS)

1.	Benefits of Membership- CME Group Website lists information regarding the benefits of CME Membership. Exchange members benefit substantially from reduced transaction fees when trading products within their membership division. The essence of one page in particular can be realized by the following example;

Equity owners of a B-2 trading right, who trade 250 Round Turns in the CME Eurodollars on the CME® Globex® electronic trading platform could save approximately $120,000 per year in reduced fees. Leasing an IMM (B-2) membership with the same volume would result in an annual savings of approximately $90,000.

2.	International Incentive Program - This initiative will continue to attract new customers to CME’s products and membership benefits allowing us to effectively compete with International futures exchanges.

3.	In addition to its international incentive programs, CME Group undertakes other initiatives designed to drive global growth and new demand for CME Group products and memberships outside of the U.S., including the following accomplishments during 2011:

Reached record levels of non-U.S. electronic trading revenues estimated at more than $550 million.

•	Completed the restructuring of its Products and Services Division and it now has key leaders in place in each business line; in its global sales function and in its Europe and Asia offices.

•	Enhanced its global partnerships with BM&FBOVESPA, Bursa Malaysia and the Mexican Derivatives Exchange.

•

Launched CME Clearing Europe which now provides clearing for more than 170 different energy, commodity, metal and freight contracts . In January 2012, CME Group experienced a significant increase in cleared volumes, clearing approximately 75 percent of the activity that was cleared for the entire year in 2011.

4.	In order to attract more participants to our markets, the Board reduced the A Share requirements for clearing fees . Over the years the requirement of A Shares for clearing fee purposes has been reduced from 72,000 to 8,000. The requirement for membership interest requirements have remained the same- requiring all seven memberships (B-Shares) for clearing. This reduction in A Share requirements make the bar for entry that much more affordable to prospective clearing members and has put capital back into our current proprietary clearing members businesses, which in time should create higher trading volume, thus spawning demand.

5.	The Board of Directors created a Family of Funds Membership Class for Hedge Funds. Again, Family of Funds creates a market for CME memberships . This requires that funds have one additional membership for every five of their funds within their group.

The initiatives listed here provide a member of CME the opportunity to participate in decreased transaction fees, thus resulting in an increase of trading volume and shareholder value.

David J. Wescott (COT)

RESUME

Currently serving on the Board of Directors for an eighth term ending May of 2012. Managing Partner — Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving the following committees; Business Conduct, Membership, Electronic Transition, FCM, Floor Conduct Committee, and Vice Chairman CME/PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 55, married for 32 years with one son, residing in Crystal Lake and Chicago, Illinois.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

DWG FUTURES LLC 141 WEST JACKSON BOULEVARD SUITE 1404 CHICAGO, ILLINOIS 60604 (312) 604-6400 FAX: (312) 604-6118

Dear IMM Member/B-2 Shareholder,

I have had the privilege of being a business partner with Dave Wescott for over 20 years. I can personally testify that his moral and business ethics are above reproach. He has tremendous experience at the Board level and has tirelessly chaired and served on many of our most influential committees.

I, along with you, have witnessed the dedication and commitment that Dave has to the Chicago Mercantile Exchange. Dave is willing to reach out to all members to discuss any and all topics no matter how divisive.

Dave is a Director who speaks with a strong clear voice; I believe that he has made a positive contribution at the Board level and can be counted on to put the shareholders first.

Dave has been an equity member of CME for over 30 years. He has been personally responsible for guaranteeing a number of proprietary traders and has helped to finance the purchases of exchange memberships. Currently, Dave is a Managing Partner of the DWG Futures, LLC.

I hope you agree with me that we could not find a better representative for our interests. Please join me in supporting Dave in the upcoming election. If you have any questions or need additional information, please feel free to contact me. If you would like to meet with Dave, I would be happy to arrange a meeting at your convenience.

Thank you for your support in this matter.

Sincerely,

Michael Dowd

DWG Futures LLC

Dear IMM Member/B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for the rights of those he represents. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

The collapse of MF Global has affected all of us on multiple levels and shaken confidence in an industry known for its safeguards. However, Dave’s ability to maintain the confidence of his clients and employees in the face of turmoil speaks to the remarkable leadership within the DWG Clearing Firm. During this time I watched as those within DWG rapidly mobilized to ensure their traders would be able to trade despite not knowing the future of their own firm. Today I see Dave’s loyalty to his employees reflected back to him via the fact that none of his employees moved to competing firms. Strength in the midst of chaos, garnering support among employees and peers in order to get the job done, and the resourcefulness to overcome unforeseen obstacles are vital characteristics of a leader. I believe that David has demonstrated these qualities time and time again throughout his tenure at the CME.

David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of our exchange.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our Class B-2 director the CME BOD by voting for his re-election.

Michael (Mickey) K. Hoffman

Ed.D

Web Site:

(CREATION OF GLOBAL DEMAND FOR CME

GROUP PRODUCTS AND MEMBERSHIP

INTERESTS)

1.	Benefits of Membership- CME Group Website lists information regarding the benefits of CME Membership. Exchange members benefit substantially from reduced transaction fees when trading products within their membership division. The essence of one page in particular can be realized by the following example;

Equity owners of a B-2 trading right, who trade 250 Round Turns in the CME Eurodollars on the CME® Globex® electronic trading platform could save approximately $120,000 per year in reduced fees. Leasing an IMM (B-2) membership with the same volume would result in an annual savings of approximately $90,000.

2.	International Incentive Program - This initiative will continue to attract new customers to CME’s products and membership benefits allowing us to effectively compete with International futures exchanges.

3.	In addition to its international incentive programs, CME Group undertakes other initiatives designed to drive global growth and new demand for CME Group products and memberships outside of the U.S., including the following accomplishments during 2011:

Reached record levels of non-U.S. electronic trading revenues estimated at more than $550 million.

•	Completed the restructuring of its Products and Services Division and it now has key leaders in place in each business line; in its global sales function and in its Europe and Asia offices.

•	Enhanced its global partnerships with BM&FBOVESPA, Bursa Malaysia and the Mexican Derivatives Exchange.

•

Launched CME Clearing Europe which now provides clearing for more than 170 different energy, commodity, metal and freight contracts . In January 2012, CME Group experienced a significant increase in cleared volumes, clearing approximately 75 percent of the activity that was cleared for the entire year in 2011.

4.	In order to attract more participants to our markets, the Board reduced the A Share requirements for clearing fees . Over the years the requirement of A Shares for clearing fee purposes has been reduced from 72,000 to 8,000. The requirement for membership interest requirements have remained the same- requiring all seven memberships (B-Shares) for clearing. This reduction in A Share requirements make the bar for entry that much more affordable to prospective clearing members and has put capital back into our current proprietary clearing members businesses, which in time should create higher trading volume, thus spawning demand.

5.	The Board of Directors created a Family of Funds Membership Class for Hedge Funds. Again, Family of Funds creates a market for CME memberships . This requires that funds have one additional membership for every five of their funds within their group.

The initiatives listed here provide a member of CME the opportunity to participate in decreased transaction fees, thus resulting in an increase of trading volume and shareholder value.

David J. Wescott (COT)

RESUME

Currently serving on the Board of Directors for an eighth term ending May of 2012. Managing Partner — Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving the following committees; Business Conduct, Membership, Electronic Transition, FCM, Floor Conduct Committee, and Vice Chairman CME/PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 55, married for 32 years with one son, residing in Crystal Lake and Chicago, Illinois.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

DWG FUTURES LLC 141 WEST JACKSON BOULEVARD SUITE 1404 CHICAGO, ILLINOIS 60604 (312) 604-6400 FAX: (312) 604-6118

Dear IMM Member/B-2 Shareholder,

I have had the privilege of being a business partner with Dave Wescott for over 20 years. I can personally testify that his moral and business ethics are above reproach. He has tremendous experience at the Board level and has tirelessly chaired and served on many of our most influential committees.

I, along with you, have witnessed the dedication and commitment that Dave has to the Chicago Mercantile Exchange. Dave is willing to reach out to all members to discuss any and all topics no matter how divisive.

Dave is a Director who speaks with a strong clear voice; I believe that he has made a positive contribution at the Board level and can be counted on to put the shareholders first.

Dave has been an equity member of CME for over 30 years. He has been personally responsible for guaranteeing a number of proprietary traders and has helped to finance the purchases of exchange memberships. Currently, Dave is a Managing Partner of the DWG Futures, LLC.

I hope you agree with me that we could not find a better representative for our interests. Please join me in supporting Dave in the upcoming election. If you have any questions or need additional information, please feel free to contact me. If you would like to meet with Dave, I would be happy to arrange a meeting at your convenience.

Thank you for your support in this matter.

Sincerely,

Michael Dowd

DWG Futures LLC

Dear IMM Member/B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for the rights of those he represents. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

The collapse of MF Global has affected all of us on multiple levels and shaken confidence in an industry known for its safeguards. However, Dave’s ability to maintain the confidence of his clients and employees in the face of turmoil speaks to the remarkable leadership within the DWG Clearing Firm. During this time I watched as those within DWG rapidly mobilized to ensure their traders would be able to trade despite not knowing the future of their own firm. Today I see Dave’s loyalty to his employees reflected back to him via the fact that none of his employees moved to competing firms. Strength in the midst of chaos, garnering support among employees and peers in order to get the job done, and the resourcefulness to overcome unforeseen obstacles are vital characteristics of a leader. I believe that David has demonstrated these qualities time and time again throughout his tenure at the CME.

David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of our exchange.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our Class B-2 director the CME BOD by voting for his re-election.

Michael (Mickey) K. Hoffman

Ed.D

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of the CME Group Inc.

I have had the privileged opportunity to serve you for the past nine years as your representative on the Board of Directors. This past year has been challenging with the unprecedented financial turmoil in the equity and credit markets, regulatory and legislative issues, and the collapse of MF Global.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds and investors. Our diverse product mix, will allow CME Group to lead the way when the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•

Proprietary Group Trading- We need to continue to promote our ability to grow organically. Proprietary Trading Groups accounted for a lot of the exchange’s liquidity the past few years, but more growth is still needed.

•	Funds: Hedge and Mutual Funds- Market to hedge and mutual funds our transparency and central counter party clearing to restore confidence in the financial markets to their clients.

•

Global Positioning-Through our Strategic Partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products. In 2011, we reached record levels of non-U.S. electronic trading revenues estimated at more than $550 million. (Click here to view “Creating Global Demand”).

•

Legislative Issues- More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the congressional visits through the past years. The transaction tax, the regulatory agencies mergers, the allegations of speculators causing volatility and the threat of losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees, have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving this exchange. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely,

David J. Wescott (COT)

About David Wescott

Currently serving on the Board of Directors for an eighth term ending May of 2012. Managing Partner—Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company.

Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982).

Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987.

Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division).

Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi- Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving the following committees; Business Conduct, Membership, Electronic Transition, FCM, Floor Conduct Committee, and Vice Chairman CME/PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 55, married for 32 years with one son, residing in Crystal Lake and Chicago, Illinois.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

I have had the privilege of being a business partner with Dave Wescott for over 20 years. I can personally testify that his moral and business ethics are above reproach. He has tremendous experience at the Board level and has tirelessly chaired and served on many of our most influential committees.

I, along with you, have witnessed the dedication and commitment that Dave has to the Chicago Mercantile Exchange. Dave is willing to reach out to all members to discuss any and all topics no matter how divisive.

Dave is a Director who speaks with a strong clear voice; I believe that he has made a positive contribution at the Board level and can be counted on to put the shareholders first.

Dave has been an equity member of CME for over 30 years. He has been personally responsible for guaranteeing a number of proprietary traders and has helped to finance the purchases of exchange memberships. Currently, Dave is a Managing Partner of the DWG Futures, LLC.

I hope you agree with me that we could not find a better representative for our interests. Please join me in supporting Dave in the upcoming election. If you have any questions or need additional information, please feel free to contact me. If you would like to meet with Dave, I would be happy to arrange a meeting at your convenience.

Thank you for your support in this matter.

Sincerely,

Michael Dowd

DWG Futures LLC

(CREATION OF GLOBAL DEMAND FOR

CME GROUP PRODUCTS AND

MEMBERSHIP INTERESTS)

1.	Benefits of Membership- CME Group Website lists information regarding the benefits of CME Membership. Exchange members benefit substantially from reduced transaction fees when trading products within their membership division. The essence of one page in particular can be realized by the following example;

-Equity owners of a B-2 trading right, who trade 250 Round Turns in the CME Eurodollars on the CME® Globex® electronic trading platform could save approximately $120,000 per year in reduced fees. Leasing an IMM (B-2) membership with the same volume would result in an annual savings of approximately $90,000.

2.	International Incentive Program –This initiative will continue to attract new customers to CME’s products and membership benefits allowing us to effectively compete with International futures exchanges.

3.	In addition to its international incentive programs, CME Group undertakes other initiatives designed to drive global growth and new demand for CME Group products and memberships outside of the U.S., including the following accomplishments during 2011:

Reached record levels of non-U.S. electronic trading revenues estimated at more than $550 million.

•	Completed the restructuring of its Products and Services Division and it now has key leaders in place in each business line, in its global sales function and in its Europe and Asia offices.

•	Enhanced its global partnerships with BM&FBOVESPA, Bursa Malaysia and the Mexican Derivatives Exchange.

•

Launched CME Clearing Europe which now provides clearing for more than 170 different energy, commodity, metal and freight contracts. In January 2012, CME Group experienced a significant increase in cleared volumes, clearing approximately 75 percent of the activity that was cleared for the entire year in 2011.

4.	In order to attract more participants to our markets, the Board reduced the A Share requirements for clearing fees. Over the years the requirement of A Shares for clearing fee purposes has been reduced from 72,000 to 8,000. The requirement for membership interest requirements have remained the same- requiring all seven memberships (B-Shares) for clearing. This reduction in A Share requirements make the bar for entry that much more affordable to prospective clearing members and has put capital back into our current proprietary clearing members businesses, which in time should create higher trading volume, thus spawning demand.

5.	The Board of Directors created a Family of Funds Membership Class for Hedge Funds. Again, Family of Funds creates a market for CME memberships. This requires that funds have one additional membership for every five of their funds within their group.

The initiatives listed here provide a member of CME the opportunity to participate in decreased transaction fees, thus resulting in an increase of trading volume and shareholder value.